Quarterly Holdings Report
for
Fidelity® Series International Credit Fund
September 30, 2024
SUN-NPRT3-1124
1.9882623.107
Foreign Government and Government Agency Obligations - 7.0%
		Principal Amount (a)	Value ($)
CANADA - 0.2%
Canadian Government 2.75% 6/1/2033	CAD	260,000	189,923
Canadian Government 3% 6/1/2034	CAD	40,000	29,678
TOTAL CANADA			219,601
GERMANY - 4.9%
German Federal Republic 2.1% 11/15/2029 (b)	EUR	1,740,000	1,951,144
German Federal Republic 2.5% 7/4/2044 (b)	EUR	1,870,000	2,091,803
German Federal Republic 3.25% 7/4/2042 (b)	EUR	1,400,000	1,737,734
TOTAL GERMANY			5,780,681
JAPAN - 1.9%
Japan Government 0.005% 2/1/2025	JPY	326,850,000	2,273,725
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $7,868,031)			8,274,007

Non-Convertible Corporate Bonds - 58.4%
		Principal Amount (a)	Value ($)
AUSTRALIA - 2.0%
Communication Services - 0.5%
Diversified Telecommunication Services - 0.5%
Telstra Group Ltd 3.5% 9/3/2036 (b)	EUR	575,000	650,123
Financials - 1.5%
Financial Services - 0.5%
Leighton Fin USA Pty Ltd 1.5% 5/28/2029 (b)	EUR	600,000	595,231
Insurance - 1.0%
QBE Insurance Group Ltd 2.5% 9/13/2038 (b)(c)	GBP	500,000	592,797
QBE Insurance Group Ltd 6.75% 12/2/2044 (b)(c)		570,000	570,000
			1,162,797
TOTAL FINANCIALS			1,758,028

TOTAL AUSTRALIA			2,408,151
BELGIUM - 0.5%
Financials - 0.5%
Banks - 0.5%
KBC Group NV 6.324% 9/21/2034 (c)(d)		550,000	599,238
CZECH REPUBLIC - 0.2%
Real Estate - 0.2%
Real Estate Management & Development - 0.2%
CPI Property Group SA 7% 5/7/2029 (b)	EUR	200,000	230,599
DENMARK - 1.9%
Consumer Staples - 0.1%
Tobacco - 0.1%
Scandinavian Tobacco Group A/S 4.875% 9/12/2029 (b)	EUR	150,000	169,423
Financials - 1.8%
Banks - 1.8%
Danske Bank A/S 3.875% 1/9/2032 (b)(c)	EUR	1,415,000	1,617,139
Jyske Bank A/S 5% 10/26/2028 (b)(c)	EUR	225,000	262,716
Jyske Bank A/S 5.125% 5/1/2035 (b)(c)	EUR	143,000	167,581
			2,047,436
TOTAL DENMARK			2,216,859
FINLAND - 0.6%
Financials - 0.6%
Banks - 0.6%
Nordea Bank Abp 4.125% 5/5/2028 (b)	EUR	600,000	695,000
FRANCE - 3.8%
Consumer Discretionary - 0.2%
Automobiles - 0.2%
RCI Banque SA 5.5% 10/9/2034 (b)(c)	EUR	200,000	227,394
Financials - 1.9%
Banks - 1.9%
BNP Paribas SA 2.159% 9/15/2029 (c)(d)		225,000	205,037
BNP Paribas SA 2.5% 3/31/2032 (b)(c)	EUR	600,000	647,752
BNP Paribas SA 4.125% 5/24/2033 (b)	EUR	600,000	714,769
BPCE SA 5.716% 1/18/2030 (c)(d)		250,000	258,200
Societe Generale SA 4.75% 11/24/2025 (d)		200,000	198,707
Societe Generale SA 6.691% 1/10/2034 (c)(d)		200,000	216,578
			2,241,043
Industrials - 0.2%
Transportation Infrastructure - 0.2%
Holding d'Infrastructures des Metiers de l'Environnement 0.625% 9/16/2028 (b)	EUR	200,000	193,780
Utilities - 1.5%
Electric Utilities - 0.9%
Electricite de France SA 4.75% 10/12/2034 (b)	EUR	800,000	969,351
Electricite de France SA 5.5% 1/25/2035 (b)	GBP	100,000	130,865
			1,100,216
Multi-Utilities - 0.6%
Engie SA 3.875% 3/6/2036 (b)	EUR	300,000	341,962
Engie SA 4.25% 9/6/2034 (b)	EUR	300,000	352,889
			694,851
TOTAL UTILITIES			1,795,067

TOTAL FRANCE			4,457,284
GERMANY - 6.5%
Consumer Discretionary - 1.0%
Automobile Components - 1.0%
Robert Bosch GmbH 4.375% 6/2/2043 (b)	EUR	200,000	230,489
Schaeffler AG 4.75% 8/14/2029 (b)	EUR	400,000	447,353
ZF Europe Finance BV 2% 2/23/2026 (b)	EUR	200,000	215,374
ZF Finance GmbH 2% 5/6/2027 (b)	EUR	300,000	310,636
			1,203,852
Financials - 1.8%
Banks - 0.4%
Commerzbank AG 4.875% 10/16/2034 (b)(c)	EUR	300,000	344,045
Commerzbank AG 8.625% 2/28/2033 (b)(c)	GBP	100,000	144,568
			488,613
Capital Markets - 1.4%
Deutsche Bank AG 3.25% 5/24/2028 (b)(c)	EUR	400,000	445,556
Deutsche Bank AG 4.5% 7/12/2035 (b)(c)	EUR	100,000	115,154
Deutsche Bank AG 6.125% 12/12/2030 (b)(c)	GBP	800,000	1,098,770
			1,659,480
TOTAL FINANCIALS			2,148,093

Health Care - 1.3%
Pharmaceuticals - 1.3%
Bayer AG 4.625% 5/26/2033 (b)	EUR	300,000	354,818
Bayer US Finance LLC 6.375% 11/21/2030 (d)		560,000	599,541
Bayer US Finance LLC 6.5% 11/21/2033 (d)		500,000	541,172
			1,495,531
Real Estate - 0.5%
Real Estate Management & Development - 0.5%
Accentro Real Estate AG 5.625% 2/13/2026 (b)(e)	EUR	472,500	222,482
Sirius Real Estate Ltd 1.125% 6/22/2026 (b)	EUR	300,000	320,365
			542,847
Utilities - 1.9%
Electric Utilities - 1.0%
Amprion GmbH 3.125% 8/27/2030 (b)	EUR	200,000	222,612
Amprion GmbH 3.625% 5/21/2031 (b)	EUR	100,000	114,075
EnBW Energie Baden-Wuerttemberg AG 1.375% 8/31/2081 (b)(c)	EUR	500,000	499,652
EnBW International Finance BV 3.5% 7/22/2031 (b)	EUR	250,000	284,033
			1,120,372
Independent Power and Renewable Electricity Producers - 0.7%
RWE Finance US LLC 5.875% 4/16/2034 (d)		801,000	837,462
Multi-Utilities - 0.2%
E.ON SE 3.375% 1/15/2031 (b)	EUR	250,000	282,906
TOTAL UTILITIES			2,240,740

TOTAL GERMANY			7,631,063
HONG KONG - 1.3%
Financials - 1.3%
Insurance - 1.3%
AIA Group Ltd 0.88% 9/9/2033 (b)(c)	EUR	300,000	299,508
Prudential Funding Asia PLC 2.95% 11/3/2033 (b)(c)		1,300,000	1,203,839

TOTAL HONG KONG			1,503,347
IRELAND - 1.9%
Financials - 1.9%
Banks - 1.9%
AIB Group PLC 2.25% 4/4/2028 (b)(c)	EUR	1,200,000	1,310,044
AIB Group PLC 5.25% 10/23/2031 (b)(c)	EUR	550,000	672,041
Bank of Ireland Group PLC 5.601% 3/20/2030 (c)(d)		205,000	212,248

TOTAL IRELAND			2,194,333
ITALY - 0.8%
Financials - 0.2%
Banks - 0.2%
Intesa Sanpaolo SpA 6.625% 6/20/2033 (d)		275,000	300,588
Utilities - 0.6%
Electric Utilities - 0.6%
Enel Finance International NV 5.5% 6/26/2034 (d)		350,000	363,669
Enel SpA 3.375% (b)(c)(f)	EUR	300,000	328,936
			692,605
TOTAL ITALY			993,193
LUXEMBOURG - 4.1%
Financials - 0.8%
Financial Services - 0.8%
CBRE Global Investors Open-Ended Funds SCA SICAV-SIF-Pan European Core Fund 4.75% 3/27/2034 (b)	EUR	150,000	175,848
Titanium 2l Bondco Sarl 6.25% 1/14/2031 pay-in-kind	EUR	2,363,000	736,505
			912,353
Industrials - 0.7%
Ground Transportation - 0.7%
Alpha Trains Finance SA 2.064% 6/30/2030 (b)	EUR	802,000	873,477
Real Estate - 2.6%
Industrial REITs - 0.1%
Prologis International Funding II SA 4.375% 7/1/2036 (b)	EUR	100,000	115,826
Real Estate Management & Development - 2.5%
Blackstone Property Partners Europe Holdings Sarl 1% 5/4/2028 (b)	EUR	1,050,000	1,064,854
Blackstone Property Partners Europe Holdings Sarl 1.75% 3/12/2029 (b)	EUR	600,000	613,641
Blackstone Property Partners Europe Holdings Sarl 2.625% 10/20/2028 (b)	GBP	250,000	299,877
Logicor Financing Sarl 0.875% 1/14/2031 (b)	EUR	250,000	231,151
Logicor Financing Sarl 4.25% 7/18/2029 (b)	EUR	400,000	452,939
P3 Group Sarl 4% 4/19/2032 (b)	EUR	300,000	333,624
			2,996,086
TOTAL LUXEMBOURG			4,897,742
MEXICO - 0.6%
Energy - 0.6%
Oil, Gas & Consumable Fuels - 0.6%
Petroleos Mexicanos 5.95% 1/28/2031		880,000	759,352
MULTI-NATIONAL - 2.0%
Financials - 2.0%
Banks - 2.0%
European Investment Bank 3% 11/15/2028 (b)	EUR	2,065,000	2,360,609
NETHERLANDS - 5.1%
Communication Services - 0.3%
Diversified Telecommunication Services - 0.1%
Koninklijke KPN NV 3.875% 2/16/2036 (b)	EUR	100,000	113,853
Entertainment - 0.2%
Universal Music Group NV 4% 6/13/2031 (b)	EUR	200,000	234,041
TOTAL COMMUNICATION SERVICES			347,894

Consumer Staples - 0.2%
Consumer Staples Distribution & Retail - 0.1%
REWE International Finance BV 4.875% 9/13/2030 (b)	EUR	100,000	119,140
Food Products - 0.1%
JDE Peet's NV 2.25% 9/24/2031 (d)		150,000	125,683
TOTAL CONSUMER STAPLES			244,823

Financials - 4.3%
Banks - 2.4%
ABN AMRO Bank NV 3.875% 1/15/2032 (b)	EUR	400,000	459,083
Cooperatieve Rabobank UA 3.822% 7/26/2034 (b)	EUR	200,000	230,078
Cooperatieve Rabobank UA 4% 1/10/2030 (b)	EUR	300,000	349,283
ING Groep NV 4.5% 5/23/2029 (b)(c)	EUR	500,000	581,695
ING Groep NV 4.75% 5/23/2034 (b)(c)	EUR	900,000	1,093,003
			2,713,142
Insurance - 1.9%
Argentum Netherlands BV 5.625% 8/15/2052 (b)(c)		964,000	977,785
Argentum Netherlands BV 5.75% 8/15/2050 (b)(c)		1,300,000	1,301,170
			2,278,955
TOTAL FINANCIALS			4,992,097

Industrials - 0.3%
Transportation Infrastructure - 0.3%
Royal Schiphol Group NV 3.375% 9/17/2036 (b)	EUR	350,000	388,221
TOTAL NETHERLANDS			5,973,035
NORWAY - 0.1%
Financials - 0.1%
Banks - 0.1%
DNB Bank ASA 0.25% 2/23/2029 (b)(c)	EUR	200,000	202,864
POLAND - 0.4%
Real Estate - 0.4%
Real Estate Management & Development - 0.4%
GTC Aurora Luxembourg SA 2.25% 6/23/2026 (b)	EUR	500,000	502,788
PORTUGAL - 0.3%
Financials - 0.3%
Insurance - 0.3%
Fidelidade - Co De Seguros SA/Portugal 4.25% 9/4/2031 (b)(c)	EUR	300,000	329,053
SPAIN - 1.9%
Financials - 1.6%
Banks - 1.6%
Banco Bilbao Vizcaya Argentaria SA 6.033% 3/13/2035 (c)		600,000	636,331
CaixaBank SA 3.625% 9/19/2032 (b)(c)	EUR	1,100,000	1,232,669
			1,869,000
Health Care - 0.3%
Health Care Equipment & Supplies - 0.3%
Werfen SA/Spain 4.625% 6/6/2028 (b)	EUR	300,000	348,057
TOTAL SPAIN			2,217,057
SWEDEN - 0.6%
Real Estate - 0.6%
Real Estate Management & Development - 0.6%
Heimstaden AB 4.375% 3/6/2027 (b)	EUR	500,000	485,061
Samhallsbyggnadsbolaget i Norden AB 2.25% 8/12/2027 (b)(e)	EUR	250,000	228,036

TOTAL SWEDEN			713,097
SWITZERLAND - 2.7%
Financials - 2.7%
Capital Markets - 2.2%
UBS Group AG 2.125% 11/15/2029 (b)(c)	GBP	500,000	598,523
UBS Group AG 4.125% 6/9/2033 (b)(c)	EUR	660,000	765,728
UBS Group AG 4.75% 3/17/2032 (b)(c)	EUR	1,070,000	1,281,137
			2,645,388
Insurance - 0.5%
Zurich Finance Ireland Designated Activity Co 3.5% 5/2/2052 (b)(c)		600,000	532,693
TOTAL SWITZERLAND			3,178,081
UNITED KINGDOM - 16.9%
Communication Services - 0.3%
Wireless Telecommunication Services - 0.3%
Vodafone Group PLC 4.875% 10/3/2078 (b)(c)	GBP	250,000	331,041
Consumer Discretionary - 3.6%
Broadline Retail - 2.3%
John Lewis PLC 4.25% 12/18/2034 (b)	GBP	100,000	104,596
John Lewis PLC 6.125% 1/21/2025	GBP	1,659,000	2,219,748
Marks & Spencer PLC 4.5% 7/10/2027 (b)(e)	GBP	270,000	353,309
			2,677,653
Hotels, Restaurants & Leisure - 1.0%
Compass Group PLC 3.25% 9/16/2033 (b)	EUR	375,000	417,055
InterContinental Hotels Group PLC 3.375% 10/8/2028 (b)	GBP	340,000	429,335
Whitbread Group PLC 2.375% 5/31/2027 (b)	GBP	250,000	310,914
			1,157,304
Household Durables - 0.3%
Berkeley Group PLC/The 2.5% 8/11/2031 (b)	GBP	400,000	426,942
TOTAL CONSUMER DISCRETIONARY			4,261,899

Consumer Staples - 1.4%
Consumer Staples Distribution & Retail - 0.5%
Tesco Corporate Treasury Services PLC 2.75% 4/27/2030 (b)	GBP	500,000	600,124
Household Products - 0.3%
Reckitt Benckiser Treasury Services PLC 3.875% 9/14/2033 (b)	EUR	290,000	333,325
Tobacco - 0.6%
BAT Capital Corp 5.834% 2/20/2031		93,000	98,647
BAT International Finance PLC 4.125% 4/12/2032 (b)	EUR	550,000	619,622
			718,269
TOTAL CONSUMER STAPLES			1,651,718

Financials - 7.4%
Banks - 6.9%
Barclays PLC 5.262% 1/29/2034 (b)(c)	EUR	490,000	603,189
Barclays PLC 8.407% 11/14/2032 (b)(c)	GBP	300,000	428,426
HSBC Holdings PLC 4.787% 3/10/2032 (b)(c)	EUR	470,000	564,245
HSBC Holdings PLC 4.856% 5/23/2033 (b)(c)	EUR	500,000	605,804
HSBC Holdings PLC 6.8% 9/14/2031 (c)	GBP	160,000	231,486
HSBC Holdings PLC 7.39% 11/3/2028 (c)		350,000	378,909
HSBC Holdings PLC 8.201% 11/16/2034 (b)(c)	GBP	400,000	588,742
Lloyds Banking Group PLC 1.985% 12/15/2031 (c)	GBP	400,000	499,678
Lloyds Banking Group PLC 4.5% 1/11/2029 (b)(c)	EUR	230,000	268,147
Lloyds Banking Group PLC 4.75% 9/21/2031 (b)(c)	EUR	670,000	802,089
NatWest Group PLC 2.105% 11/28/2031 (b)(c)	GBP	650,000	814,857
NatWest Group PLC 3.622% 8/14/2030 (b)(c)	GBP	250,000	329,729
NatWest Group PLC 4.771% 2/16/2029 (b)(c)	EUR	600,000	702,421
NatWest Group PLC 7.416% 6/6/2033 (b)(c)	GBP	300,000	422,799
Virgin Money UK PLC 7.625% 8/23/2029 (b)(c)	GBP	600,000	873,987
			8,114,508
Insurance - 0.5%
Admiral Group PLC 8.5% 1/6/2034 (b)	GBP	400,000	605,365
TOTAL FINANCIALS			8,719,873

Industrials - 1.2%
Ground Transportation - 0.5%
Mobico Group PLC 4.875% 9/26/2031 (b)	EUR	500,000	548,213
Trading Companies & Distributors - 0.2%
Travis Perkins PLC 3.75% 2/17/2026 (b)	GBP	200,000	257,951
Transportation Infrastructure - 0.5%
Heathrow Funding Ltd 6% 3/5/2032 (b)	GBP	450,000	605,408
TOTAL INDUSTRIALS			1,411,572

Real Estate - 0.4%
Office REITs - 0.2%
Great Portland Estates PLC 5.375% 9/25/2031 (b)	GBP	200,000	265,740
Real Estate Management & Development - 0.2%
Tritax EuroBox PLC 0.95% 6/2/2026 (b)	EUR	210,000	224,659
TOTAL REAL ESTATE			490,399

Utilities - 2.6%
Electric Utilities - 1.1%
NGG Finance PLC 2.125% 9/5/2082 (b)(c)	EUR	750,000	793,094
Scottish Hydro Electric Transmission PLC 3.375% 9/4/2032 (b)	EUR	400,000	449,437
			1,242,531
Water Utilities - 1.5%
Anglian Water Osprey Financing PLC 2% 7/31/2028 (b)	GBP	175,000	183,944
Anglian Water Services Financing PLC 5.875% 6/20/2031 (b)	GBP	135,000	182,399
Anglian Water Services Financing PLC 6.25% 9/12/2044 (b)	GBP	300,000	400,606
Anglian Water Services Financing PLC 6.293% 7/30/2030 (b)	GBP	225,000	310,929
Severn Trent Utilities Finance PLC 4.625% 11/30/2034 (b)	GBP	140,000	175,527
Southern Water Services Finance Ltd 1.625% 3/30/2027 (b)	GBP	208,000	229,963
Southern Water Services Finance Ltd 2.375% 5/28/2028 (b)	GBP	120,000	128,734
SW Finance I PLC 7.375% 12/12/2041 (b)	GBP	160,000	189,263
			1,801,365
TOTAL UTILITIES			3,043,896

TOTAL UNITED KINGDOM			19,910,398
UNITED STATES - 4.2%
Communication Services - 0.6%
Diversified Telecommunication Services - 0.2%
Verizon Communications Inc 3.75% 2/28/2036	EUR	225,000	255,248
Media - 0.4%
Warnermedia Holdings Inc 4.693% 5/17/2033	EUR	425,000	470,780
TOTAL COMMUNICATION SERVICES			726,028

Financials - 2.1%
Banks - 0.3%
JPMorgan Chase & Co 3.761% 3/21/2034 (b)(c)	EUR	300,000	342,944
Capital Markets - 1.1%
Blackstone Private Credit Fund 4.875% 4/14/2026 (b)	GBP	430,000	564,969
Morgan Stanley 3.955% 3/21/2035 (c)	EUR	300,000	343,393
Morgan Stanley 4.656% 3/2/2029 (c)	EUR	300,000	350,916
			1,259,278
Consumer Finance - 0.7%
Ford Motor Credit Co LLC 4.445% 2/14/2030	EUR	250,000	282,162
Ford Motor Credit Co LLC 6.86% 6/5/2026	GBP	400,000	544,742
			826,904
TOTAL FINANCIALS			2,429,126

Industrials - 0.2%
Building Products - 0.2%
Carrier Global Corp 4.5% 11/29/2032	EUR	200,000	239,821
Real Estate - 0.0%
Diversified REITs - 0.0%
WP Carey Inc 4.25% 7/23/2032	EUR	100,000	114,687
Utilities - 1.3%
Electric Utilities - 1.3%
Duke Energy Corp 3.85% 6/15/2034	EUR	550,000	615,350
Southern Co/The 1.875% 9/15/2081 (c)	EUR	850,000	872,849
			1,488,199
TOTAL UNITED STATES			4,997,861
TOTAL NON-CONVERTIBLE CORPORATE BONDS (Cost $70,310,742)			68,971,004

Preferred Securities - 9.7%
		Principal Amount (a)	Value ($)
CZECH REPUBLIC - 0.6%
Real Estate - 0.6%
Real Estate Management & Development - 0.6%
CPI Property Group SA 3.75% (b)(c)(f)	EUR	800,000	723,665
FINLAND - 0.3%
Real Estate - 0.3%
Real Estate Management & Development - 0.3%
Citycon Oyj 7.875% (b)(c)(f)	EUR	300,000	312,913
GERMANY - 3.9%
Consumer Discretionary - 1.0%
Automobiles - 1.0%
Volkswagen International Finance NV 3.875% (b)(c)(f)	EUR	1,100,000	1,152,757
Real Estate - 2.9%
Real Estate Management & Development - 2.9%
Aroundtown Finance Sarl 7.875% (c)(f)		750,000	689,173
Aroundtown SA 3.375% (b)(c)(f)	EUR	1,400,000	1,318,677
Grand City Properties SA 1.5% (b)(c)(f)	EUR	1,300,000	1,302,200
			3,310,050
TOTAL GERMANY			4,462,807
IRELAND - 0.8%
Financials - 0.4%
Banks - 0.4%
AIB Group PLC 6.25% (b)(c)(f)	EUR	450,000	514,232
Industrials - 0.4%
Trading Companies & Distributors - 0.4%
AerCap Holdings NV 5.875% 10/10/2079 (c)		450,000	462,560
TOTAL IRELAND			976,792
SWEDEN - 1.7%
Real Estate - 1.7%
Real Estate Management & Development - 1.7%
Heimstaden Bostad AB 3.248% (b)(c)(f)	EUR	1,500,000	1,560,990
Heimstaden Bostad AB 3.625% (b)(c)(f)	EUR	150,000	151,424
Samhallsbyggnadsbolaget i Norden AB 2.624% (b)(c)(f)(g)	EUR	650,000	347,303

TOTAL SWEDEN			2,059,717
SWITZERLAND - 0.3%
Financials - 0.3%
Capital Markets - 0.3%
Credit Suisse Group AG Claim 5 year USD Swap Index + 4.598%, 0% (b)(c)(f)(g)(h)		1,900,000	190,000
UBS Group AG 7% (b)(c)(f)		200,000	209,044

TOTAL SWITZERLAND			399,044
UNITED KINGDOM - 2.1%
Consumer Staples - 1.0%
Tobacco - 1.0%
British American Tobacco PLC 3% (b)(c)(f)	EUR	1,100,000	1,221,932
Financials - 0.5%
Banks - 0.5%
Barclays PLC 7.125% (c)(f)	GBP	200,000	268,213
Barclays PLC 8.875% (b)(c)(f)	GBP	200,000	279,392
			547,605
Industrials - 0.1%
Ground Transportation - 0.1%
Mobico Group PLC 4.25% (b)(c)(f)	GBP	190,000	237,056
Utilities - 0.5%
Electric Utilities - 0.5%
SSE PLC 3.74% (b)(c)(f)	GBP	400,000	531,713
TOTAL UNITED KINGDOM			2,538,306
TOTAL PREFERRED SECURITIES (Cost $15,134,603)			11,473,244

U.S. Treasury Obligations - 20.5%
	Yield (%) (i)	Principal Amount (a)	Value ($)
US Treasury Bonds 1.125% 8/15/2040	4.51	700,000	458,473
US Treasury Bonds 2.25% 8/15/2046	4.78 to 4.92	500,000	357,948
US Treasury Bonds 3.25% 5/15/2042 (j)	4.12 to 4.13	2,600,000	2,311,563
US Treasury Bonds 3.625% 5/15/2053	3.94	500,000	455,020
US Treasury Bonds 4% 11/15/2042	3.75 to 3.77	710,000	698,684
US Treasury Bonds 4.125% 8/15/2044	4.14 to 4.18	400,000	396,875
US Treasury Bonds 4.375% 8/15/2043	4.91	50,000	51,411
US Treasury Bonds 4.5% 2/15/2044	4.45	500,000	521,719
US Treasury Bonds 4.625% 5/15/2044	4.42 to 4.72	775,000	821,379
US Treasury Bonds 6.25% 5/15/2030 (j)	3.46 to 4.46	2,660,000	3,016,295
US Treasury Notes 2.625% 7/31/2029 (k)	4.11	3,000,000	2,873,086
US Treasury Notes 3.5% 2/15/2033	4.32	1,000,000	982,578
US Treasury Notes 3.625% 9/30/2031	3.66	200,000	199,625
US Treasury Notes 3.75% 12/31/2028	4.03 to 4.05	444,000	446,983
US Treasury Notes 3.75% 12/31/2030	4.07	435,000	437,566
US Treasury Notes 3.75% 8/31/2031	3.64	970,000	975,153
US Treasury Notes 4.125% 7/31/2031	3.59 to 3.97	1,700,000	1,747,830
US Treasury Notes 4.25% 2/28/2029	4.14 to 4.30	2,685,000	2,759,572
US Treasury Notes 4.25% 6/30/2031	4.35	560,000	579,731
US Treasury Notes 4.375% 11/30/2028	3.89	1,000,000	1,030,625
US Treasury Notes 4.5% 11/15/2033	3.94 to 4.14	965,000	1,019,093
US Treasury Notes 4.5% 5/31/2029	4.37	200,000	208,000
US Treasury Notes 4.625% 4/30/2029	4.44 to 4.72	1,795,000	1,874,373
TOTAL U.S. TREASURY OBLIGATIONS (Cost $23,740,349)			24,223,582

Money Market Funds - 4.0%
	Yield (%)	Shares	Value ($)
Fidelity Cash Central Fund (l) (Cost $4,668,605)	4.89	4,667,672	4,668,605

TOTAL INVESTMENT IN SECURITIES - 99.6% (Cost $121,722,330)	117,610,442
NET OTHER ASSETS (LIABILITIES) - 0.4%	464,830
NET ASSETS - 100.0%	118,075,272

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Interest Rate Contracts
ASX 10 Year Treasury Bond Index Contracts (Australia)	12	Dec 2024	965,647	(5,150)	(5,150)
CBOT 2-Year U.S. Treasury Note Contracts (United States)	8	Dec 2024	1,665,938	3,361	3,361
CBOT 5-Year U.S. Treasury Note Contracts (United States)	48	Dec 2024	5,274,375	667	667
CBOT Long Term U.S. Treasury Bond Contracts (United States)	29	Dec 2024	3,601,438	(37,891)	(37,891)
TME 10 Year Canadian Note Contracts (Canada)	38	Dec 2024	3,512,426	19,356	19,356

TOTAL PURCHASED					(19,657)

Sold

Interest Rate Contracts
ICE Long Gilt Contracts (United Kingdom)	6	Dec 2024	789,576	10,668	10,668

TOTAL FUTURES CONTRACTS					(8,989)
The notional amount of futures purchased as a percentage of Net Assets is 12.8%
The notional amount of futures sold as a percentage of Net Assets is 0.7%

Forward Foreign Currency Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation/ (Depreciation) ($)

USD	18,094	AUD	27,000	UBS AG	10/03/24	(573)
USD	28,270	AUD	42,000	Bank of America, N.A.	10/03/24	(767)
USD	264,332	CAD	361,000	Bank of America, N.A.	10/03/24	(2,598)
USD	28,867	CAD	39,000	JPMorgan Chase Bank, N.A.	10/03/24	30
USD	212,587	CAD	286,000	BNP Paribas S.A.	12/05/24	774
USD	80,803	CAD	109,000	BNP Paribas S.A.	12/05/24	77
USD	54,130,766	EUR	48,967,000	Bank of America, N.A.	10/03/24	(379,349)
USD	44,587	EUR	40,000	Royal Bank of Canada	10/03/24	59
USD	593,154	EUR	535,000	BNP Paribas S.A.	10/03/24	(2,408)
USD	279,587	EUR	252,000	BNP Paribas S.A.	10/03/24	(940)
USD	109,168	EUR	99,000	BNP Paribas S.A.	10/03/24	(1,039)
USD	97,727	EUR	88,000	BNP Paribas S.A.	10/03/24	(235)
USD	476,760	EUR	427,000	BNP Paribas S.A.	10/03/24	1,423
USD	98,262	EUR	88,000	BNP Paribas S.A.	10/03/24	300
USD	56,625,506	EUR	50,516,000	Citibank, N.A.	12/05/24	246,204
USD	400,499	EUR	358,000	JPMorgan Chase Bank, N.A.	12/05/24	947
USD	18,460,763	GBP	14,248,000	State Street Bank and Trust Co	10/03/24	(588,090)
USD	399,528	GBP	306,000	JPMorgan Chase Bank, N.A.	10/03/24	(9,578)
USD	261,072	GBP	195,000	Bank of America, N.A.	10/03/24	367
USD	18,602,872	GBP	13,887,000	Goldman Sachs Bank USA	12/05/24	38,701
USD	2,244,319	JPY	326,150,000	Brown Brothers Harriman & Co	10/03/24	(25,296)
USD	2,304,615	JPY	326,700,000	Bank of America, N.A.	12/05/24	11,661
AUD	59,000	USD	40,839	Bank of America, N.A.	10/03/24	(49)
CAD	343,000	USD	254,576	BNP Paribas S.A.	10/03/24	(955)
EUR	50,155,000	USD	56,083,321	Citibank, N.A.	10/03/24	(250,724)
GBP	975,000	USD	1,294,654	Bank of America, N.A.	10/03/24	8,871
GBP	13,754,000	USD	18,427,609	Goldman Sachs Bank USA	10/03/24	(39,209)
JPY	326,150,000	USD	2,281,826	Bank of America, N.A.	10/03/24	(12,211)

TOTAL FORWARD FOREIGN CURRENCY CONTRACTS						(1,004,607)
Unrealized Appreciation						309,414
Unrealized Depreciation						(1,314,021)

Credit Default Swaps
Underlying Reference	Maturity Date	Clearinghouse / Counterparty	Fixed Payment Received/ (Paid)	Payment Frequency	Notional Amount(1)		Value ($)	Upfront Premium Received/ (Paid) ($)	Unrealized Appreciation/ (Depreciation) ($)
Buy Protection
BMW Finance NV	Dec 2029	BNP Paribas SA	(1%)	Quarterly	EUR	1,550,000	(32,139)	31,963	(176)
Heidelberg Materials AG	Dec 2029	BNP Paribas SA	(5%)	Quarterly	EUR	710,000	(159,704)	157,877	(1,827)
Generali	Dec 2029	BNP Paribas SA	(1%)	Quarterly	EUR	650,000	6,319	(7,533)	(1,214)
Intesa Sanpaolo SpA	Dec 2029	JPMorgan Chase Bank NA	(1%)	Quarterly	EUR	650,000	15,471	(15,452)	19
AXA SA	Dec 2029	BNP Paribas SA	(1%)	Quarterly	EUR	950,000	(5,949)	6,461	512
Societe Generale France	Dec 2029	BNP Paribas SA	(1%)	Quarterly	EUR	650,000	18,704	(18,694)	10
UniCredit SpA	Dec 2029	Goldman Sachs Bank USA	(1%)	Quarterly	EUR	550,000	13,160	(13,509)	(349)

TOTAL CREDIT DEFAULT SWAPS							(144,138)	141,113	(3,025)

(1)Notional amount is stated in U.S. Dollars unless otherwise noted.

Currency Abbreviations
AUD	-	Australian Dollar
CAD	-	Canadian Dollar
EUR	-	European Monetary Unit (Euro)
GBP	-	United Kingdom Pound
JPY	-	Japanese Yen
USD	-	United States Dollar

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)
Security is exempt from registration under Regulation S of the Securities Act of 1933 and may be resold to qualified foreign investors outside of the United States. At the end of the period, the value of securities amounted to $70,696,256 or 59.9% of net assets.

(c)	Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(d)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $4,458,123 or 3.8% of net assets.

(e)	Security initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.
(f)	Security is perpetual in nature with no stated maturity date.
(g)	Non-income producing - Security is in default.
(h)	Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.
(i)	Yield represents either the annualized yield at the date of purchase, or the stated coupon rate, or, for floating and adjustable rate securities, the rate at period end.
(j)	Security or a portion of the security has been segregated as collateral for open forward foreign currency contracts. At period end, the value of securities pledged amounted to $1,036,305.
(k)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $362,966.
(l)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund	4,058,877	22,784,234	22,174,532	193,442	26	-	4,668,605	0.0%
Fidelity Securities Lending Cash Central Fund	-	720,835	720,835	16	-	-	-	0.0%
Total	4,058,877	23,505,069	22,895,367	193,458	26	-	4,668,605

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.
Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. U.S. Treasury Obligations, Foreign Government and Government Agency Obligations, Non-Convertible Corporate Bonds and Preferred Securities are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. For foreign debt securities, when significant market or security specific events arise, valuations may be determined in good faith in accordance with procedures adopted by the Board. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Swaps are marked-to-market daily based on valuations from third party pricing services, registered derivatives clearing organizations (clearinghouses) or broker-supplied valuations. These pricing sources may utilize inputs such as interest rate curves, credit spread curves, default possibilities and recovery rates. When independent prices are unavailable or unreliable, swaps may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Swaps are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

The U.S. dollar value of forward foreign currency contracts is determined using currency exchange rates supplied by a pricing service and are categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Credit Risk - Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

Foreign Exchange Risk - Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Interest Rate Risk - Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund.

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain OTC derivatives, the Fund attempts to reduce its exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association, Inc. (ISDA) Master Agreement with each of its counterparties. The ISDA Master Agreement gives the Fund the right to terminate all transactions traded under such agreement upon the deterioration in the credit quality of the counterparty beyond specified levels. The ISDA Master Agreement gives each party the right, upon an event of default by the other party or a termination of the agreement, to close out all transactions traded under such agreement and to net the amounts owed under each transaction to one net payable by one party to the other. To mitigate counterparty credit risk on bi-lateral OTC derivatives, the Fund receives collateral in the form of cash or securities once the Fund's net unrealized appreciation on outstanding derivative contracts under an ISDA Master Agreement exceeds certain applicable thresholds, subject to certain minimum transfer provisions. The collateral received is held in segregated accounts with the Fund's custodian bank in accordance with the collateral agreements entered into between the Fund, the counterparty and the Fund's custodian bank. The Fund could experience delays and costs in gaining access to the collateral even though it is held by the Fund's custodian bank. The Fund's maximum risk of loss from counterparty credit risk related to bi-lateral OTC derivatives is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to the Fund. The Fund may be required to pledge collateral for the benefit of the counterparties on bi-lateral OTC derivatives in an amount not less than each counterparty's unrealized appreciation on outstanding derivative contracts, subject to certain minimum transfer provisions, and any such pledged collateral is identified in the Schedule of Investments. Exchange-traded contracts are not covered by the ISDA Master Agreement; however counterparty credit risk related to these contracts may be mitigated by the protection provided by the exchange on which they trade. Counterparty credit risk related to centrally cleared swaps may be mitigated by the protection provided by the clearinghouse.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Forward Foreign Currency Contracts: Forward foreign currency contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into.

The Fund used forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to manage exposure to certain foreign currencies.

Open forward foreign currency contracts at period end are presented in the Schedule of Investments under the caption "Forward Foreign Currency Contracts." The contract amount and unrealized appreciation (depreciation) reflects each contract's exposure to the underlying currency at period end.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates.

Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.

Swaps: A swap is a contract between two parties to exchange future cash flows at periodic intervals based on a notional principal amount.

A bi-lateral OTC swap is a transaction between a fund and a dealer counterparty where cash flows are exchanged between the two parties for the life of the swap.

Credit Default Swaps: Credit default swaps enable the Fund to buy or sell protection against specified credit events on a single-name issuer or a traded credit index. Under the terms of a credit default swap the buyer of protection (buyer) receives credit protection in exchange for making periodic payments to the seller of protection (seller) based on a fixed percentage applied to a notional principal amount. In return for these payments, the seller will be required to make a payment upon the occurrence of one or more specified credit events. The Fund enters into credit default swaps as a seller to gain credit exposure to an issuer and/or as a buyer to obtain a measure of protection against defaults of an issuer. Periodic payments are made over the life of the contract by the buyer provided that no credit event occurs. For credit default swaps on most corporate and sovereign issuers, credit events include bankruptcy, failure to pay or repudiation/moratorium. For credit default swaps on corporate or sovereign issuers, the obligation that may be put to the seller is not limited to the specific reference obligation described in the Schedule of Investments. For credit default swaps on asset-backed securities, a credit event may be triggered by events such as failure to pay principal, maturity extension, rating downgrade or write-down. For credit default swaps on asset-backed securities, the reference obligation described represents the security that may be put to the seller. For credit default swaps on a traded credit index, a specified credit event may affect all or individual underlying securities included in the index. Typically, the value of each credit default swap and credit rating disclosed for each reference obligation in the Schedule of Investments, where the Fund is the seller, can be used as measures of the current payment/performance risk of the swap. As the value of the swap changes as a positive or negative percentage of the total notional amount, the payment/performance risk may decrease or increase, respectively. In addition to these measures, FMR monitors a variety of factors including cash flow assumptions, market activity and market sentiment as part of its ongoing process of assessing payment/ performance risk.

Open swaps at period end are included in the Schedule of Investments under the caption Credit Default Swaps, Interest Rate Swaps and/or Total Return Swaps, as applicable.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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